© 2025 Ameresco, Inc. All rights reserved. ameresco.com Q3 2025 Supplemental Information November 3, 2025

2 Safe Harbor Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline, visibility, backlog, pending agreements, financial guidance including estimated future revenues, net income, adjusted EBITDA, Non-GAAP EPS, gross margin, effective tax rate, interest rate, depreciation, tax attributes and capital investments, as well as statements about our financing plans, the impact of the OBBB Act, the impact of other policies and regulatory changes implemented by the new U.S. administration, supply chain disruptions, shortage and cost of materials and labor, and other macroeconomic and geopolitical challenges, the impact from a possible change in accounting principle; our expectations related to our agreement with SCE including the impact of delays and any requirement to pay liquidated damages, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including: demand for our energy efficiency and renewable energy solutions; the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis; the ability to perform under signed contracts without delay and in accordance with their terms and the potential for liquidated and other damages we may be subject to; the fiscal health of the government and the impact of a prolonged government shutdown and reductions in the federal workforce; our ability to complete and operate our projects on a profitable basis and as committed to our customers; our cash flows from operations and our ability to arrange financing to fund our operations and projects; our customers’ ability to finance their projects and credit risk from our customers; our ability to comply with covenants in our existing debt agreements; the impact of macroeconomic challenges, weather related events and climate change; our reliance on third parties for our construction and installation work; availability and cost of labor and equipment particularly given global supply chain challenges, tariffs and global trade conflicts; global supply chain challenges, component shortages and inflationary pressures; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the output and performance of our energy plants and energy projects; cybersecurity incidents and breaches; regulatory and other risks inherent to constructing and operating energy assets; the effects of our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; the addition of new customers or the loss of existing customers; market price of our Class A Common stock prevailing from time to time; the nature of other investment opportunities presented to our Company from time to time; risks related to our international operation and international growth strategy; and other factors discussed in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q. The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation and the accompanying tables include references to adjusted EBITDA, Non-GAAP EPS, Non-GAAP net income and adjusted cash from operations, which are Non-GAAP financial measures. For a description of these Non-GAAP financial measures, including the reasons management uses these measures, please see the section in the back of this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these Non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.”

Sources of Revenue – Q3 2025 3 Projects Energy efficiency and renewable energy projects Recurring Energy & incentive revenue from owned energy assets; plus recurring O&M from projects Other Services, software and integrated PV $410.0M $93.3M $22.7M

Projects 75% Assets 14% O&M 6% Other 5% $1.4B Revenue Projects 29% Assets 63% O&M 5% Other 3% $167M Adjusted EBITDA* 68% of Adjusted EBITDA Came From Recurring Lines of Business 4 * Adjusted EBITDA percentages allocate corporate expenses according to revenue shareYear to Date 2025 68% Recurring 20% Recurring

Energy Asset Portfolio – 9/30/2025 5 765 MWe of Energy Assets in Operation: 83 MWe of non-RNG biogas, 81 MWe of RNG, 425 MW of Solar, 166 MW of Battery, 9 MW of Other 626 MWe1 of Energy Assets in Development; Operating Energy Assets, 765 MWe Other, 1% Battery, 22% Solar, 56% Biogas: RNG, 11% Biogas: Non-RNG, 11% Energy Assets in Development & Construction, 626 MWe1 Firm Generation2, 22% Battery, 41% Solar, 24% Biogas, 13% Numbers may not sum due to rounding Ameresco’s Ownership 1Includes approximately 35MW from Lemoore data center opportunity 2Energy as a Service renamed to Firm Generation. This metric now only includes Puuloa and Ukiu Energy engine plants

Energy Asset Balance Sheet – 9/30/2025 6 1 Non-Core Debt associated with our international joint ventures, net of $59K unamortized debt discount 2 Debt to EBITDA, as calculated under our Sr. Secured Credit agreement 3 Net of unamortized debt discount and debt issuance costs of $6.1M on Corporate Debt and $41.2M on Energy Debt $0.99B3 of our Energy Asset Debt is associated with operating energy assets. $0.56B3 of our Energy Asset Debt is associated with energy assets still in development & construction. $1.55B of the $1.88B3 of total debt on our balance sheet is debt associated with our energy assets (“Energy Asset Debt”). Total Debt $1.88B Corporate Debt $0.30B Non-Core Debt, International JVs1 $0.03B ▼ Energy Asset Debt $1.55B 3.2x2 leverage $0.71B $0.56B $1.41B $0.99B Energy Asset Book Value Energy Asset Debt 71% advance rate Operating Development & Construction 79% advance rate

Diversified Total Project Backlog of $5.1B 7 As of 09/30/2025 1 Energy Efficiency includes solutions such as: Building Envelope, Lighting, HVAC, Controls, Central Plant, etc. 2 Thermal Energy includes solutions such as: Cogeneration (CHP), Natural Gas Power Plant, etc. 3 IPP = Independent Power Producer, or similar Energy Efficiency1 46% Domestic Solar + BESS 10% International Solar + BESS 15% Thermal Energy2 12% Hydropower 5% Microgrid with Distributed Resources 4% Other 8% Total Project Backlog by Solution Energy Infrastructure 46% Civilian Agency 8% Defense Dept. and Related 25% Public Sector 16% K-12 Schools 4% Higher Education 7% Public Housing 1% Healthcare 2% Commercial & Industrial 11% Domestic Utility / IPP3 7% International Utility / IPP3 17% Other 2% Total Project Backlog by Customer Segment U.S. Federal Government 33% MUSH 30%

Adjusted Cash from Operations Trend 8

$0 $500,000,000 $1,000,000,000 $1,500,000,000 $2,000,000,000 $2,500,000,000 $3,000,000,000 $3,500,000,000 Awarded Project Backlog Contracted Project Backlog Operating Energy Assets O&M Backlog Tremendous Forward Visibility: Backlog & Recurring Revenue Business 9 $2.47 billion $3.55 billion ~ 12-24 months to contract ~ 12-36 months of revenue 16.7 year weighted average lifetime $2.67 billion $1.48 billion 14.9 year weighted average PPA remaining 1 $1.89B Additional estimated revenue from market price RNG 2 $1.65B 1 Estimated contracted revenue and incentives during PPA period 2 Estimated additional revenue from operating RNG assets over a 20-year period, assuming RINs at $1.50/gallon and brown gas at $3.50/MMBtu with $3.00/MMBtu for LCFS on certain projects

Sustainable & Profitable Business Model 10 Expected to Expand Earnings at a Faster Rate than Revenue FY 2025 guidance, as reaffirmed August 4, 2025 Revenue ($M) $1,032 $1,216 $1,824 $1,375 $1,770 $1,850 2020 2021 2022 2023 2024 2025 Guidance $1,950 2025 Guidance • High-End 13.6% 5 - Year CAGR • Low-End 12.4% 5 - Year CAGR $118 $153 $205 $163 $225 $225 2020 2021 2022 2023 2024 2025 Guidance Adjusted EBITDA ($M) $245 2025 Guidance • High-End 15.7% 5 - Year CAGR • Low-End 13.8% 5 - Year CAGR

# Destination: Net Zero

Since 2010, Ameresco's renewable energy assets & customer projects delivered a Carbon Emission Reduction equivalent to:

**125+ Million** Metric Tons of $CO_2$

Aggregate Metric Tons of $CO_2$ Avoided per Year



Millions
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2M
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2011
2012
2013
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2015
2016
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2019 (First Reported)
2020
2021
2022
2023
2024

Ameresco's 2024 Carbon Emission Reduction of approximately **17M Metric Tons of $CO_2$** is equal to one of…

Carbon dioxide emissions from… **~ 44 billion miles driven by an average passenger vehicle**

or

Carbon sequestered by… **~17 million acres of U.S. forests in one year**

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*Note: Annual figures rounded from historic reporting. These preliminary data estimates are derived from a methodology that leverages data captured on Ameresco assets owned and operating and customer projects. The annual carbon impact is calculated using these Ameresco inputs and source GHG emission factors published by the US EPA eGrid database to calculate the avoided carbon emissions of any given asset or project.*

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13 Non-GAAP Financial Measures We use the Non-GAAP financial measures defined and discussed below to provide investors and others with useful supplemental information to our financial results prepared in accordance with GAAP. These Non-GAAP financial measures should not be considered as an alternative to any measure of financial performance calculated and presented in accordance with GAAP. For a reconciliation of these Non-GAAP measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the table at the end of this presentation titled “GAAP to Non-GAAP Reconciliation.” We understand that, although measures similar to these Non- GAAP financial measures are frequently used by investors and securities analysts in their evaluation of companies, they have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable GAAP financial measures or an analysis of our results of operations as reported under GAAP. To properly and prudently evaluate our business, we encourage investors to review our GAAP financial statements and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income attributable to common shareholders, including impact from redeemable non-controlling interests, before income tax (benefit) provision, other expenses net, depreciation, amortization of intangible assets, accretion of asset retirement obligations, stock-based compensation expense, energy asset and goodwill impairment, contingent consideration, restructuring and other charges, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We believe adjusted EBITDA is useful to investors in evaluating our operating performance for the following reasons: adjusted EBITDA and similar Non-GAAP measures are widely used by investors to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired; securities analysts often use adjusted EBITDA and similar Non-GAAP measures as supplemental measures to evaluate the overall operating performance of companies; and by comparing our adjusted EBITDA in different historical periods, investors can evaluate our operating results without the additional variations of depreciation and amortization expense, accretion of asset retirement obligations, stock-based compensation expense, impact from redeemable non-controlling interests, contingent consideration, restructuring and asset impairment charges. We define adjusted EBITDA margin as adjusted EBITDA stated as a percentage of revenue. Our management uses adjusted EBITDA and adjusted EBITDA margin as measures of operating performance, because they do not include the impact of items that we do not consider indicative of our core operating performance; for planning purposes, including the preparation of our annual operating budget; to allocate resources to enhance the financial performance of the business; to evaluate the effectiveness of our business strategies; and in communications with the board of directors and investors concerning our financial performance. Non-GAAP Net Income and EPS We define Non-GAAP net income and earnings per share (EPS) to exclude certain discrete items that management does not consider representative of our ongoing operations, including energy asset and goodwill impairment, contingent consideration, restructuring and other charges, impact from redeemable non-controlling interest, gain or loss on sale of equity investment, and gain or loss upon deconsolidation of a variable interest entity. We consider Non-GAAP net income and Non-GAAP EPS to be important indicators of our operational strength and performance of our business because they eliminate the effects of events that are not part of the Company's core operations. Adjusted Cash from Operations We define adjusted cash from operations as cash flows from operating activities plus proceeds from ITC sales and proceeds from Federal ESPC projects. Cash received in payment of ITC sales are, as of our fiscal year 2025, treated as investing activities under GAAP. Federal ESPC projects are treated as financing cash flows under GAAP. These cash flows, however, correspond to benefits generated by the underlying assets and projects. Thus, we believe that adjusting operating cash flow to include the cash generated from ITC sales and by our Federal ESPC projects provides investors with a useful measure for evaluating the cash generating ability of our core operating business. Our management uses adjusted cash from operations as a measure of liquidity because it captures all sources of cash associated with our operations.

GAAP to Non-GAAP Reconciliation 14 (Unaudited) (Unaudited) (Unaudited) (Unaudited) Adjusted EBITDA: Net income attributable to common shareholders 18,532$ 17,599$ 25,914$ 19,672$ Impact from redeemable non-controlling interests (14)$ (911)$ (989) (3,766) Plus (Less): Income tax provision (benefit) (3,678)$ (3,324) (5,390) (3,324) Plus: Other expenses, net 24,188$ 21,469 57,454 51,399 Plus: Depreciation and amortization 27,235$ 23,453 76,374 62,666 Plus: Stock-based compensation 3,746$ 3,664 10,341 10,368 Plus: Contingent consideration, restructuring and other charges 391$ 244 3,479 1,141 Adjusted EBITDA 70,400$ 62,194$ 167,183 138,156$ Adjusted EBITDA margin 13.4% 12.4% 12.4% 11.2% Non-GAAP net income and EPS: Net income attributable to common shareholders 18,532$ 17,599$ 25,914$ 19,672$ Adjustment for accretion of tax equity financing fees (27)$ (26) (82) (80) Impact of redeemable non-controlling interests (14)$ (911) (989) (3,766) Plus: Contingent consideration, restructuring and other charges 391$ 244 3,479 1,141 Income Tax effect of Non-GAAP adjustments (102)$ (63) (759) (296) Non-GAAP net income 18,780$ 16,843$ 27,563$ 16,671$ Earnings per share: Diluted net income per common share 0.35$ 0.33$ 0.49$ 0.37$ Effect of adjustments to net income - (0.01) 0.03 (0.06) Non-GAAP EPS 0.35$ 0.32$ 0.52$ 0.31$ Adjusted cash from operations Cash flows from operating activities (17,712)$ 25,091$ (37,465)$ 99,222$ Plus: proceeds from sales of ITC - - 70,788 - Plus: proceeds from Federal ESPC projects (46,619) 9,271 82,034 129,399 Adjusted cash from operations (64,331)$ 34,362$ 115,357$ 228,621$ 2025 2024 2025 2024 Nine Months Ended September 30,Three Months Ended September 30,

GAAP to Non-GAAP Reconciliation (continued) 15 * Adjusted EBITDA by Line of Business includes corporate expenses allocated according to revenue share $000 USD Projects Operating Assets O&M Other Consolidated Adjusted EBITDA: Net income attributable to common shareholders 10,655$ 8,492$ 4,637$ 2,130$ 25,914$ Impact from redeemable non-controlling interests -$ (989)$ -$ -$ (989)$ Plus (less): Income tax provision (benefit) 7,928$ (14,342)$ 573$ 451$ (5,390)$ Plus: Other expenses, net 17,377$ 37,643$ 1,076$ 1,358$ 57,454$ Plus: Depreciation and amortization 2,801$ 72,315$ 788$ 470$ 76,374$ Plus: Stock-based compensation 7,803$ 1,394$ 640$ 504$ 10,341$ Plus: Restructuring and other charges 2,947$ 504$ 23$ 5$ 3,479$ Adjusted EBITDA 49,511$ 105,017$ 7,737$ 4,918$ 167,183$ Adjusted EBITDA margin 4.9% 57.7% 9.3% 7.5% 12.4% Nine Months Ended September 30, 2025

# GAAP to Non-GAAP Reconciliation (continued)

| ($ in Thousands) | | 2016 | | | | 2017 | | | | 2018 | | | | 2019 | | | | 2020 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 |
| Cash Flow from Operations | (16,919) | (15,069) | (24,653) | (7,654) | (10,696) | (31,786) | (19,633) | (39,337) | (45,803) | (37,071) | (20,066) | 25,097 | (21,160) | (58,094) | (51,160) | (11,471) | (75,568) | (51,640) | (21,955) | (10,193) |
| Proceeds from sales of ITC[1] | | | | | | | | | | | | | | | | | | | | |
| Proceeds from Federal ESPC projects | 16,125 | 16,385 | 22,374 | 26,316 | 24,964 | 35,167 | 38,869 | 48,303 | 42,673 | 36,582 | 33,082 | 43,906 | 44,667 | 39,598 | 43,189 | 32,769 | 83,802 | 61,198 | 72,402 | 60,987 |
| Adjusted Cash from Operations | (794) | 1,316 | (2,279) | 18,662 | 14,268 | 3,381 | 19,237 | 8,966 | (3,130) | (489) | 13,016 | 69,003 | 23,506 | (18,496) | (7,971) | 21,298 | 8,234 | 9,558 | 50,447 | 50,794 |
| Rolling 8-quarter Adjusted Cash from Operations | 9,981 | 9,412 | 7,372 | 9,595 | 7,550 | 8,481 | 9,888 | 7,845 | 7,553 | 7,327 | 9,239 | 15,531 | 16,686 | 13,952 | 10,551 | 12,092 | 13,513 | 14,769 | 19,447 | 17,171 |

| ($ in Thousands) | | 2021 | | | | 2022 | | | | 2023 | | | | 2024 | | | | 2025 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 |
| Cash Flow from Operations | (18,796) | (38,724) | (57,758) | (19,862) | (55,952) | (276,122) | (31,722) | 34,674 | (65,118) | 58,772 | (92,621) | (6,572) | (29,570) | 20,817 | 53,314 | 25,091 | 18,376 | (28,304) | (26,874) | 17,712 |
| Proceeds from sales of ITC[1] | | | | | | | | | | | | | | | | | | | 70,788 | |
| Proceeds from Federal ESPC projects | 54,331 | 33,520 | 36,640 | 44,026 | 45,031 | 64,788 | 56,943 | 52,134 | 64,495 | 42,309 | 34,390 | 30,604 | 47,040 | 19,580 | 100,550 | 9,269 | 35,380 | 29,731 | 5,689 | 46,619 |
| Adjusted Cash from Operations | 35,535 | (5,204) | (21,118) | 24,163 | (10,921) | (211,333) | 25,220 | 86,808 | (623) | 101,081 | (58,231) | 24,032 | 17,469 | 40,397 | 153,864 | 34,360 | 53,756 | 1,427 | 49,603 | 64,331 |
| Rolling 8-quarter Adjusted Cash from Operations | 18,675 | 20,336 | 18,693 | 19,051 | 16,657 | (10,955) | (14,108) | (9,606) | (14,126) | (840) | (5,479) | (5,496) | (1,947) | 29,519 | 45,600 | 39,044 | 45,841 | 33,384 | 46,864 | 51,901 |

[1] Starting in 2025, proceeds from the sale of transferable ITCs are classified as investing activities in accordance with recent interpretations under US GAAP. These amounts are added back to non-GAAP Adjusted Cash from Operations to support period-over-period comparability.

AMERESCO
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